UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2018

Henry Schein, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-27078	11-3136595
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

135 Duryea Road, Melville, New York	11747
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 843-5500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 31, 2018, Henry Schein, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved, among other things, proposals to amend the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to (collectively, the “Charter Amendments”) (i) increase the number of authorized shares of common stock from 240,000,000 to 480,000,000, (ii) add a new Article Eleventh to the Certificate of Incorporation designating the Court of Chancery of the State of Delaware, to the fullest extent permitted by law, as the sole and exclusive forum for specified legal actions unless otherwise consented to by the Company, and (iii) amend and restate the Certificate of Incorporation to incorporate the following technical, administrative and updating changes:

•	update the address of the registered office of the Company;

•	delete the provision that precluded a merger from being a deemed liquidation within the meaning of the Certificate of Incorporation;

•	eliminate the provision that provided that after any preferred stock is paid its preferential amount in any dissolution or liquidation, the common stock would be entitled to all remaining assets;

•	conform the provision in the Certificate of Incorporation regarding special meetings called by the Company’s board of directors (the “Board”) to the Company’s Amended and Restated By-laws (the “By-laws”);

•	provide that the default majority voting standard in certain cases refers to a majority “in voting power” rather than a majority of voting shares; and

•	move the advance notice provision from the Certificate of Incorporation to the Second Amended and Restated By-laws (as defined below).

Following approval by the Company’s stockholders at the Annual Meeting, the Company filed a second amended and restated certificate of incorporation, which included each of the approved Charter Amendments (the “Second Amended and Restated Certificate of Incorporation”) with the Secretary of State of the State of Delaware and it became effective on May 31, 2018.

Effective simultaneously with the effectiveness of the Second Amended and Restated Certificate of Incorporation, the Board approved the amendment and restatement of the By-laws (the “Second Amended and Restated By-laws”) which implement the following changes, among others, to the By-laws intended to clarify certain administrative matters, update provisions to reflect new communication technologies and modify provisions in a manner consistent with market practice, or to more closely conform to Delaware law (collectively, the “By-law Amendments”): (i) provide that the minimum voting standard imposed by the Second Amended and Restated Certificate of Incorporation, stock exchange or other rules will apply to the extent it differs from the default minimum voting standard in the Second Amended and Restated By-laws; (ii) reflect that the Board has determined to opt into Section 141(c)(2) of the Delaware General Corporation Law, which governs the appointment and administration of committees of the Board; (iii) add customary mechanisms outlining the timeline and procedures for stockholders to exercise their right to call special meetings of stockholders pursuant to the Second Amended and Restated Certificate of Incorporation; (iv) expressly permit electronic communications and notices and provide additional detail on the mechanisms for setting record dates and actions by written consent; (v) add customary procedural details regarding the conduct of stockholder meetings; (vi) delete language that states that a “vacancy” on the Board is deemed to occur if a director nominee fails to receive enough votes to be elected; and (vii) move the advance notice provisions for stockholder meetings, without change, from the Certificate of Incorporation to the Second Amended and Restated By-laws.

The foregoing description of (i) the Charter Amendments and the Second Amended and Restated Certificate of Incorporation, and (ii) the By-law Amendments and Second Amended and Restated By-laws is qualified in its entirety by reference to the Second Amended and Restated Certificate of Incorporation attached hereto as Exhibit 3.1 and the Second Amended and Restated By-laws attached hereto as Exhibit 3.2, respectively, each of which is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders considered: (1) the election of fifteen directors of the Company for terms expiring in 2019; (2) a proposal to amend the Certificate of Incorporation to increase the number of authorized shares of common stock from 240,000,000 to 480,000,000; (3) a proposal to amend the Certificate of Incorporation to add a forum selection clause; (4) a proposal to amend and restate the Certificate of Incorporation to incorporate certain technical, administrative and updating changes as set forth in the proxy statement; (5) a proposal to consider approval, by non-binding vote, of the 2017 compensation paid to the Company’s Named Executive Officers (as defined in the proxy statement) (commonly known as a “say-on-pay” proposal); and (6) the ratification of the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 29, 2018. The voting results at the Annual Meeting, with respect to each of the matters described above, were as follows:

1.	The fifteen directors were elected based upon the following votes:

	For	Against	Abstain	Broker Non-Votes
Barry J. Alperin	120,523,885	12,957,636	60,375	8,964,014
Gerald A. Benjamin	130,973,278	2,521,981	46,637	8,964,014
Stanley M. Bergman	127,394,816	5,943,473	203,607	8,964,014
James P. Breslawski	129,203,122	4,292,577	46,197	8,964,014
Paul Brons	130,091,524	3,389,973	60,499	8,964,014
Shira Goodman	133,323,697	159,283	58,916	8,964,014
Joseph L. Herring	133,324,591	157,250	60,055	8,964,014
Kurt P. Kuehn	133,210,105	271,910	59,881	8,964,014
Philip A. Laskawy	120,758,752	12,715,453	67,691	8,964,014
Anne H. Margulies	133,331,384	155,143	55,369	8,964,014
Mark E. Mlotek	129,024,718	4,465,981	51,197	8,964,014
Steven Paladino	119,125,856	14,359,369	56,671	8,964,014
Carol Raphael	133,180,447	306,634	54,815	8,964,014
E. Dianne Rekow, DDS, Ph.D.	133,309,635	180,687	51,574	8,964,014
Bradley T. Sheares, Ph.D.	132,208,963	1,275,764	57,169	8,964,014

2.	The proposal to amend the Certificate of Incorporation to increase the number of authorized shares of common stock from 240,000,000 to 480,000,000 was approved based upon the following votes:

For	Against	Abstain
136,097,300	6,074,180	334,430

3.	The proposal to amend the Certificate of Incorporation to add a forum selection clause was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
97,789,176	35,536,960	215,760	8,964,014

4.	The proposal to amend and restate the Certificate of Incorporation to incorporate certain technical, administrative and updating changes as set forth in the proxy statement was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
129,258,366	4,080,116	203,414	8,964,014

5.	The 2017 compensation paid to the Company’s Named Executive Officers, commonly known as the “say-on-pay” proposal, was approved, by non-binding vote, based upon the following votes:

For	Against	Abstain	Broker Non-Votes
126,596,385	6,433,719	511,792	8,964,014

6.	The selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 29, 2018 was ratified based upon the following votes:

For	Against	Abstain
139,468,352	2,145,149	892,409

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.1	Second Amended and Restated Certificate of Incorporation of Henry Schein, Inc.

3.2	Second Amended and Restated By-Laws of Henry Schein, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HENRY SCHEIN, INC. (Registrant)

Date: June 1, 2018	By:	/s/ Walter Siegel
Name: Walter Siegel
Title: Senior Vice President and General Counsel

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